EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 6 — EMPLOYEE BENEFIT PLANS

Pension Plan — In December 2012, the Cooperative approved a change to freeze the Cooperative’s defined benefit pension plan as of January 1, 2013. As a result, no additional benefits will accrue to participants in the plan and no new employees are eligible for the plan. During the year ended December 31, 2020, 2019 and 2018, the pension expenses were $1,000, $0, and $4,000, respectively.

As of December 31, 2020, the pension plan was funded as required by the funding standards set forth by the Employee Retirement Income Security Act (ERISA).

The Cooperative’s Compensation Committee has the responsibility of managing the operations and administration of the Cooperative’s retirement plans. The Cooperative has an investment policy that establishes target asset allocations to reduce the risk of large losses. Asset classes are diversified to reduce risk, and equity exposure is limited to 50% of the total portfolio value. The investment objectives is to achieve a rate of return sufficient to fully fund the pension obligation of the plan without assuming undue risk through investment vehicles with no greater than average variability of the markets themselves.

Substantially all of the Plan’s assets consist of Collective Investment Trusts or Mutual Funds (Fund) and are valued based on Level I or Level II inputs, as determined from the Fund’s ASC 715-30 footnote included in the Fund’s audited financial statements. The Fund’s valuation techniques include market matrix pricing and market inputs, including bench mark yields, reported trades, broker/dealer quotes and others. There has been no changes in valuation techniques and inputs in 2020, 2019 and 2018.

The assumptions used in the measurement of the Cooperative’s benefit obligations are shown below:

	2020	2019

Discount Rate	3.50%	3.50%
Expected Return on Plan Assets	5.07%	5.45%
Rate of Compensation Increase	n/a %	n/a %

The following schedule reflects the expected pension benefit payments during each of the next five years and the aggregate for the following five years (in thousands):

Expected
Benefit
Payments

2021	$55
2022	55
2023	50
2024	49
2025	49
2026-2030	239

Total	$497

The Cooperative does not expect to contribute to the defined benefit pension plan during the next fiscal year.

The following schedules provide the components of the Net Periodic Pension Costs for the periods ended December 31, 2020, 2019 and 2018 (in thousands):

	2020	2019	2018

Interest Cost	$25	$26	$32
Expected Return on Plan Assets	(46)	(44)	(38)
Amortization of Net (Gain) Loss	—	0	77
Net Periodic Pension Cost	$(21)	$(18)	$71

The following schedules set forth a reconciliation of the changes in the plan’s benefit obligation and fair value of assets for the periods ending December 31, 2020 and 2019 and a statement of the funded status and amounts recognized in the Balance Sheets and Accumulated Other Comprehensive Income as of December 31, 2020 and 2019 (in thousands):

	December 31,	December 31,
	2020	2019

Change in Benefit Obligation
Obligation at the Beginning of the Period	$784	$734
Service Cost	—	—
Interest Cost	26	32
Actuarial (Gain) Loss	(3)	73
Benefits Paid	(55)	(55)

Obligation at the End of the Period	$752	$784

Change in Plan Assets
Fair Value at the Beginning of the Period	$844	$766
Actual Returns on Plan Assets	145	133
Employer Contributions	1	—
Benefits Paid	(55)	(55)

Fair Value at the End of the Period	$935	$844

Funded Status
Funded Status as of Period Ended	$183	$60

Net Amount Recognized	$—	$—

401(k) Plan — The Cooperative has a 401(k) plan that covers employees that meet eligibility requirements. The Cooperative’s contributions to the plan totaled $6,829, $6,931 and $6,662 for the years ended December 31, 2020, 2019 and 2018, respectively.